UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2018
Coty Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07. Submission of Matters to a Vote of the Security Holders.

On November 6, 2018, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2018 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders voted on the three proposals listed below, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on September 20, 2018 (the “Proxy Statement”). There were 702,835,152 shares of Class A Common Stock present at the beginning of the Annual Meeting in person or by proxy, which represented 93.61% of all shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held as of the close of business on September 12, 2018 (the “Record Date”). Final voting results are shown below.

Each proposal was determined by a majority of votes cast, except that the election of directors was determined by plurality vote.

1.	Election of Directors

The following directors were elected to the Board of Directors of the Company:

Director	For	Withheld	Broker Non-Votes
Lambertus J.H. Becht	686,376,366	3,872,650	12,586,136
Sabine Chalmers	688,081,913	2,167,103	12,586,136
Joachim Faber	685,013,337	5,235,679	12,586,136
Olivier Goudet	686,648,044	3,600,972	12,586,136
Peter Harf	677,839,392	12,409,624	12,586,136
Paul S. Michaels	683,578,985	6,670,031	12,586,136
Camillo Pane	686,620,975	3,628,041	12,586,136
Erhard Schoewel	679,635,563	10,613,453	12,586,136
Robert Singer	687,937,150	2,311,866	12,586,136

Each of the nine nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2.	Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes
610,435,197	79,553,575	260,244	12,586,136

3.	Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touché LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

For	Against	Abstain	Broker Non-Votes
698,420,953	4,248,959	165,240	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 9, 2018	By:	/s/ Greerson G. McMullen
Greerson G. McMullen
Chief Legal Officer, General Counsel and Secretary